UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

SCHEDULE 14A

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(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
The Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Steel Connect, Inc.
(Name of Registrant as Specified in Its Charter)

_________________________________________________________________

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! STEEL CONNECT, INC. 2023 Annual Meeting Vote by July 28, 2024 11:59 PM ET STEEL CONNECT, INC. 590 MADISON AVENUE, 32ND FLOOR NEW YORK, NEW YORK 10022 V53064-P14483 You invested in STEEL CONNECT, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on July 29, 2024. Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 15, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting July 29, 2024 12:00 p.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/STCN2023 For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* July 29, 2024 12:00 p.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/STCN2023 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters. Board Recommends Voting Items 1. To elect three directors to serve in Class III until the 2026 Annual Meeting of Stockholders (to be held after the fiscal year ending July 31, 2026) and until their respective successors are duly elected and qualified. For Nominees: 01) Jeffrey J. Fenton 02) Jeffrey S. Wald 03) Renata Simril 2. To approve, on an advisory basis, the compensation of our named executive officers. For 3. To approve, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers. 1Year 4. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the current fiscal year. For NOTE: To transact such other business that may properly come before the 2023 Annual Meeting of Stockholders and at any adjournments or postponements thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V53065-P14483